Commitments And Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies [Abstract]
Commitments And Contingencies
NOTE 7:	COMMITMENTS AND CONTINGENCIES

a.
CYREN Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In connection with specific research and development, the Company received $1,184 thousand of participation payments from the OCS. In return for the OCS's participation in this program, the Company is committed to pay royalties at a rate of 3.0% of the developed product sales for the program through 2012 and 3.5% in 2013 and 2014, up to 100% of the amount of grants received plus interest at annual LIBOR rate. The Company's total commitment for royalties payable with respect to future sales, based on OCS participations received or accrued, net of royalties paid or accrued, totaled $897 thousand  as of December 31, 2014. For the years ended December 31, 2012, 2013 and 2014, $58 thousand, $78, thousand and $129 thousand, respectively, were recorded as cost of revenues with respect to royalties due to the OCS.

b.	Operating leases:

Certain facilities of the Company are rented under operating lease agreements, which expire on various dates, the latest of which is in 2018.

Facilities rent expenses for 2012, 2013 and 2014 were $531 thousand $985 thousand and $1,056 thousand, respectively.

Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2016 and other facility related leases), at the exchange rate in effect on December 31, 2014, are as follows (in thousands):

2015	$1,135
2016	998
2017	855
2018	267

$3,255

c.	Litigations:

(1)       The Company's German subsidiary is currently involved in one lawsuit that was initiated prior to the acquisition of eleven GmbH: a claim by a former employee regarding payment of a commission. This case was settled during 2014 and the Company recorded a provision of €275 thousand under accrued expenses and other liabilities as of December 31, 2014.

(2)        In 2014, the Company entered into arbitral proceedings with the former shareholders of eleven regarding an escrow agreement. CYREN and the former eleven shareholders are disputing an amount of €740 thousand in the escrow account. In addition to the escrow dispute, CYREN has initiated claims for €1,466 thousand against the former eleven shareholders relating to the earn-out liability of the eleven acquisition while the former shareholders claim payment of €781 thousand from CYREN with regards to the same liability. See also note 1(c) for further details on the earn-out liability. Considering the preliminary stage of these arbitral proceedings, the Company has determined it is currently unable to predict the outcome of these disputes. The Company intends to defend vigorously against the claims raised by the former eleven shareholders.